                                                                   Exhibit 10.4a

                                 FIRST AMENDMENT
                          DATED AS OF NOVEMBER 30, 1999


                  This FIRST AMENDMENT (this "AMENDMENT") is among O'SULLIVAN INDUSTRIES, INC., a Delaware corporation (the "BORROWER"), O'SULLIVAN INDUSTRIES HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the banks and other financial institutions and other entities from time to time parties to the Credit Agreement referred to below (the "LENDERS"), WACHOVIA BANK, N.A., as syndication agent (in such capacity, the "SYNDICATION AGENT") and as issuing lender (in such capacity, the "ISSUING LENDER"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "ARRANGER"), and LEHMAN COMMERCIAL PAPER INC. as administrative agent (in such capacity the "ADMINISTRATIVE AGENT" and, together with the Syndication Agent, the "AGENTS").

                             PRELIMINARY STATEMENTS:

                  1. Holdings, the Borrower, the Lenders, the Agents and the Arranger entered into a Credit Agreement dated as of November 30, 1999 (the "CREDIT AGREEMENT"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                  2. Holdings and the Borrower have requested that the Lenders amend the Credit Agreement to provide for the issuance of Letters of Credit in currencies other than Dollars.

                  3. The Required Lenders and the Issuing Lender are, on the terms and conditions stated below, willing to grant the request of Holdings and the Borrower.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

(a) (i) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "AGREEMENT CURRENCY":  as defined in Section 10.20(b).

                  "ALTERNATIVE CURRENCY": (i) British Pounds, Euros and Australian Dollars, provided that such currency at the time of any issuance or renewal, as applicable, of a Foreign L/C is freely tradeable and convertible into Dollars and (ii) any other currency which as of the time of any issuance or renewal, as applicable, of a Foreign L/C is freely tradeable and convertible into Dollars and has been approved as an "Alternative Currency" for the purposes of this Agreement by the Issuing Lender, in its sole discretion.

                  "APPLICABLE CREDITOR":  as defined in Section 10.20(b).

                  "CALCULATION DATE": with respect to each Foreign L/C, during the period that such Foreign L/C is outstanding (or the Reimbursement Obligation in connection therewith has not been fully satisfied) (i) the last Business Day of a fiscal month of the Borrower, (ii) the date on which such Letter of Credit is issued or renewed by the Issuing Lender, (iii) the date on which any draft presented under such Letter of Credit is paid by the Issuing Lender, (iv) each L/C Fee Payment Date (immediately prior to the payment of any fees due on such date), (v) the date on which the Obligations are accelerated pursuant to Section 8, (vi) such other dates as the Borrower may reasonably request from time to time, and (vii) such other dates as the Issuing Lender or the Administrative Agent may select from time to time in their sole discretion.

                  "DOLLAR EQUIVALENT": at any time, (a) as to any amount denominated in Dollars, the amount thereof at such time, and (b) as to any amount denominated in an Alternative Currency, the equivalent amount in Dollars as determined on the basis of the Exchange Rate for the purchase of Dollars with such Alternative Currency as of the most recent Calculation Date.

                  "DOMESTIC L/C":  a Letter of Credit denominated in Dollars.

                  "EXCHANGE RATE": on any day, with respect to any Alternative Currency, the spot rate at which Dollars are offered on such day by the Issuing Lender in New York, New York (or such other location selected by the Issuing Lender) for such Alternative Currency.

                  "FOREIGN L/C": a Letter of Credit denominated in an Alternative Currency.

                  "JUDGMENT CURRENCY": as defined in Section 10.20(b).

                  (ii) The definition of "L/C Obligations" in Section 1.1 of the Credit Agreement is hereby amended by adding the words "the Dollar Equivalent of" immediately prior to the words "the aggregate then undrawn and unexpired amount" in clause (a) thereof and immediately prior to the words "the aggregate amount" in clause (b) thereof.

         (b) Section 2.12 of the Credit Agreement is hereby amended by adding immediately following Section 2.12(d) of the Credit Agreement the following new
Section 2.12(e):

                  "(e) If after giving effect to any calculation of the Exchange Rate pursuant to Section 3.9, the aggregate principal amount of Swing Line Loans outstanding plus the aggregate principal amount of Revolving Credit Loans outstanding plus the aggregate amount of L/C Obligations outstanding shall exceed the aggregate amount of the Revolving Credit Commitments, the Borrower shall immediately prepay the amount of such excess. Such prepayment shall be applied pursuant to the terms of Section 2.12(d)."

         (c) Section 3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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

         "3.1 L/C COMMITMENT.

                  (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby and trade letters of credit, including direct pay letters of credit ("LETTERS OF CREDIT"), for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero.

                  (b) Each Domestic L/C shall (i) be denominated in Dollars and
(ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Revolving Credit Termination Date; PROVIDED that any Domestic L/C with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (c) Each Foreign L/C shall (i) be denominated in an Alternative Currency and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Revolving Credit Termination Date; PROVIDED that any Foreign L/C with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause
(y) above). For purposes of this Agreement, except as otherwise provided herein, at any time, the amount deemed outstanding under each Foreign L/C, and the amount of the Reimbursement Obligations under Section 3.5 for any amounts paid by the Issuing Lender in connection with such Foreign L/C, shall be the Dollar Equivalent, as determined on the most recent Calculation Date, of (x) such Letter of Credit or (y) the Payment Amount (as defined in Section 3.5), as applicable.

                  (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (i) such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law and (ii) in the case of any Foreign L/C, it has determined that it cannot provide such Letter of Credit in the applicable Alternative Currency.

                  3.2 PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof and, in the case of each Foreign L/C, the Dollar Equivalent thereof, determined as of the date of issuance thereof).

         3.3 FEES AND OTHER CHARGES.

             (a) The Borrower will pay a fee on the Dollar Equivalent of the aggregate drawable amount of each outstanding Letter of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee on the Dollar Equivalent of the aggregate drawable amount of each outstanding Letter of Credit of 1/4 of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit.

             (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

         3.4 L/C PARTICIPATIONS.

             (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the Dollar Equivalent of the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender, regardless of the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, upon demand, at the Issuing Lender's address for notices specified herein, an amount in Dollars equal to such L/C Participant's Revolving Credit Percentage of the Dollar Equivalent (determined as of the date on which such draft was paid by the Issuing Lender) of the amount of such draft, or any part thereof, that is not so reimbursed.

             (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment

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

made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Credit Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

             (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its PRO RATA share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         3.5 REIMBURSEMENT OBLIGATION OF THE BORROWER. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes (other than taxes based on the net income of the Issuing Lender), fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment (the amounts described in the foregoing clauses
(a) and (b) in respect of any drawing, collectively, the "PAYMENT AMOUNT"). The Issuing Lender shall provide notice to the Borrower on each Business Day on which a draft is presented and paid by the Issuing Lender indicating the Dollar Equivalent (determined as of such payment date) of the Payment Amount and, in the case of a Foreign L/C, the Payment Amount stated in the applicable Alternative Currency. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in Dollars and in immediately available funds. Interest shall be payable on the Dollar Equivalent of each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.15(b) and (ii) thereafter, Section 2.15(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the Dollar Equivalent of the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.7), if the Administrative Agent had received a notice of such borrowing at the time of such drawing under such Letter of Credit. All payments due from the Borrower hereunder in respect of Letters of Credit (and Reimbursement Obligations in connection therewith) shall be made in Dollars as provided in Section 2.18(e) of this Agreement.

                  3.6 OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York (whether or not otherwise applicable to such Letter of Credit), shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

                  3.7 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and the Dollar Equivalent of the amount thereof and, in the case of a Foreign L/C, the amount thereof stated in the applicable Alternative Currency. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                  3.8 APPLICATIONS. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                  3.9 DETERMINATION OF EXCHANGE RATE. On each Calculation Date, with respect to each outstanding L/C Obligation in respect of a Foreign L/C, the Issuing Lender shall determine the Exchange Rate as of such Calculation Date with respect to the applicable Alternative Currency and shall promptly notify the Administrative Agent and the Borrower thereof and of the Dollar Equivalent of all L/C Obligations outstanding on such Calculation Date in respect of Foreign L/Cs. The Exchange Rate so determined shall become effective on each Calculation Date and shall remain effective until the next succeeding Calculation Date."

         (d) Section 10 of the Credit Agreement is hereby amended by adding the following new Section 10.20:

             "10.20. CONVERSION OF CURRENCIES. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder or under any Foreign L/C in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the date on which final judgment is given.

             (b) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder or under any Foreign L/C (the "APPLICABLE CREDITOR") shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than the currency in which such sum is stated to be due hereunder or under such Foreign L/C (the "AGREEMENT CURRENCY"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrower contained in this Section 10.20 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder and under any Letter of Credit."

         (e) Section 8 of the Credit Agreement is hereby amended by inserting the words "the Dollar Equivalent of" immediately prior to the words "the aggregate then undrawn and unexpired amount of such Letter of Credit" in the third sentence of the last paragraph thereof.

             SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

         (a) the Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, the Required Lenders and the Issuing Lender and counterparts of the Consent appended hereto (the "CONSENT") executed by the Guarantors and the Grantors (each, as defined in the Guarantee and Collateral Agreement) and by the Grantors (as defined in the Intellectual Property Security Agreement);

         (b) each of the representations and warranties in Section 3 below shall be true and correct;

         (c) all fees and expenses (including, without limitation, legal fees) then due and payable to the Administrative Agent and the Lenders under the Loan Documents (to the extent invoiced) shall have been paid in full in immediately available funds to the Administrative Agent and the Lenders; and

         (d) the Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.

             SECTION 3. REPRESENTATIONS AND WARRANTIES.

             Each of Holdings and the Borrower represents and warrants jointly and severally as follows:

         (a) Holdings, the Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by Holdings and the Borrower of this Amendment and by the Guarantors and the Grantors of the Consent, and the performance by Holdings and each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of Holdings or such Loan Party, as the case may be, and no other corporate proceedings on the part of Holdings or such Loan Party, as the case may be, is necessary to consummate such transactions.

         (b) This Amendment has been duly executed and delivered by Holdings and the Borrower. The Consent has been duly executed and delivered by the Guarantors and the Grantors. This Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of Holdings and each Loan Party party hereto and thereto, enforceable against Holdings and such Loan Party in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles in equity (whether considered in a proceeding or equity or at law).

         (c) The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

         (d) No event has occurred and is continuing that constitutes a Default or Event of Default.

             SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, all outstanding Letters of Credit, the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender (including, without limitation, the Issuing Lender), the Arranger or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

             SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

             SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                           O'SULLIVAN INDUSTRIES HOLDINGS, INC.



                                           By: /s/ Rowland H. Geddie, III
                                              ---------------------------------
                                              Name:  Rowland H. Geddie, III
                                              Title: Vice President, General
                                                     Counsel and Secretary

                                                O'SULLIVAN INDUSTRIES, INC.



                                                By: /s/ Rowland H. Geddie, III
                                                   ---------------------------
                                                   Name:  Rowland H. Geddie, III
                                                    Title: Vice President,
                                                           General Counsel and
                                                           Secretary

                                       LEHMAN BROTHERS INC., as Arranger and as a Lender



                                       By: /s/ Michael E. O'Brian
                                          -------------------------------------
                                          Name:  Michael E. O'Brian
                                          Title: Authorized Signatory

                                           LEHMAN COMMERCIAL PAPER INC., as
                                           Administrative Agent and as a Lender




                                           By: /s/ Michael E. O'Brian
                                              ---------------------------------
                                              Name:  Michael E. O'Brian
                                              Title: Authorized Signatory

                                         WACHOVIA BANK, N.A., as Issuing Lender



                                         By: /s/ Stephen R. Philpott
                                            -----------------------------------
                                            Name:  Stephen R. Philpott
                                            Title: Senior Vice President

                                     CONSENT

                          DATED AS OF NOVEMBER 30, 1999

         The undersigned, as Guarantors and as Grantors under the Guarantee and Collateral Agreement and as Grantors under the Intellectual Property Security Agreement (as such terms are defined in and under the Credit Agreement referred to in the foregoing First Amendment), hereby consent and agree to the foregoing First Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference therein to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, and (iii) the Intellectual Property Security Agreement and all of the Intellectual Property Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Intellectual Property Security Agreement.


                                            O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                                         By: /s/ Rowland H. Geddie, III
                                            --------------------------------
                                            Name:  Rowland H. Geddie, III
                                            Title: Vice President, General
                                                   Counsel and Secretary


                                         O'SULLIVAN INDUSTRIES, INC.


                                         By: /s/ Rowland H. Geddie, III
                                            --------------------------------
                                            Name:  Rowland H. Geddie, III
                                            Title: Vice President, General
                                                   Counsel and Secretary

                                         O'SULLIVAN INDUSTRIES - VIRGINIA, INC.


                                         By: /s/ Rowland H. Geddie, III
                                            --------------------------------
                                            Name:  Rowland H. Geddie, III
                                            Title: Vice President, General
                                                   Counsel and Secretary